UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2025

KAISER ALUMINUM CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-09447	94-3030279
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1550 West McEwen Drive Suite 500
Franklin, Tennessee		37067
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (629) 252-7040

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	KALU	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 18, 2025, the board of directors (the “Board”) of Kaiser Aluminum Corporation (the "Company") appointed James D. Hoffman as a director. Mr. Hoffman, 67, served as Chief Executive Officer of Reliance, Inc., formerly known as Reliance Steel and Aluminum Co., the largest metals service center company in North America, from January 2019 to December 2022 and as President from January 2019 to January 2021. Mr. Hoffman also served on the board of directors of Reliance, Inc. from October 2019 to December 2022. Mr. Hoffman holds a Bachelor of Science degree in Advertising/Marketing from West Virginia University.

The Board appointed Mr. Hoffman as a director because of his extensive metals and distribution industry and operational experience. Mr. Hoffman has over 43 years of operational and mergers and acquisition experience in metals distribution, fabrication, and service center industries, specializing in carbon steels, alloys, aluminum and stainless product, as well as approximately three decades of executive experience in strategy development, acquisitions and converting strategic plans into tactical initiatives for both domestic and international companies. Mr. Hoffman will serve as a Class II director with a term expiring at the Company’s 2026 annual meeting of stockholders and will serve on the Board’s compensation and nominating and corporate governance committees. Mr. Hoffman will receive the standard compensation paid to non-employee directors. Mr. Hoffman’s annual cash retainer and annual grant of restricted stock for service until the 2026 annual meeting of stockholders will be prorated to reflect service on the Board of less than one full year.

A copy of the press release announcing the appointment of Mr. Hoffman is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release dated September 18, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAISER ALUMINUM CORPORATION (Registrant)

Date:	September 19, 2025	By:	/s/ John M. Donnan
John M. Donnan Executive Vice President, Chief Administrative Officer and General Counsel